Events after the balance sheet date	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events after the balance sheet date	Events after the balance sheet date
On January 5, 2024 the Group announced it entered into a co-development agreement with Orano Med to co-develop 212Pb-based Radio Darpin Therapies (RDT). Under the terms of the co-development agreement, Molecular Partner’s previously disclosed RDT target DLL3 (delta-like ligand 3) will be included in the collaboration with Orano Med. Both companies are developing additional radioligand therapy candidates in partnership with other companies, with Molecular Partners having announced its first collaboration with Novartis in December 2021.
Expression of DLL3 is low in healthy tissue but significantly increased in certain tumor types, such as small-cell lung cancer, providing an opportunity for selective tumor-targeting. DLL3 will be exclusively developed by Molecular Partners and Orano Med as a RDT target.
Molecular Partners maintains the option to explore DLL3 for targeted therapy outside of the radiotherapy space. Both companies commit to sharing the cost of preclinical and clinical development with additional commitments to supply of their respective materials. Additional agreements are being put in place for future development and commercialization of any potential programs that proceed into the clinical stage of development.
On January 5, 2024, Novartis has agreed the termination of the License Agreement for ensovibep, previously under investigation for the treatment of SARS Cov-2, and Novartis has returned the rights to the ensovibep program to the Company. Clinical work on the ensovibep program ended in 2022, and the program remains terminated.
No other events occurred between the balance sheet date and the date on which these consolidated financial statements were approved by the Board of Directors that would require adjustment to the consolidated financial statements or disclosure under this heading.